Income Taxes - Summary of Significant Component of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating loss carryforwards	$ 30,435	$ 35,121	$ 17,742
Depreciation	(606)	(7,989)	(1,311)
Non-cash share-based compensation	6,488	4,456	2,328
Other	112	2,143	329
Total deferred tax assets	37,641	33,731	19,088
Valuation allowance	(37,600)	(33,480)	(19,062)	$ (7,088)
Net deferred tax assets	$ 41	$ 251	$ 26